

Eos Energy Storage

Commercial Pipeline

October 2020

Eos. Positively ingenious.

Disclaimer

This presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to B. Riley Principal Merger Corp. II ("BRPM II"). The recipient agrees and acknowledges that this presentation is not intended to form the basis of any voting or investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by BRPM II or Eos Energy Storage LLC ("Eos") or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the business combination between BRPM II and Eos (the "Business Combination"), and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. BRPM II and Eos disclaim any duty to update the information contained in this presentation.

Important Information About the Business Combination and Where to Find It
BRPM II, a publicly traded special purpose acquisition company, and Eos have entered into a definitive merger agreement relating to the Business Combination that would result in Eos becoming a publicly listed company. Upon the closing of the Business Combination, the combined company will be renamed Eos Energy Enterprises, Inc. and intends to list its shares of common stock on Nasdaq under the ticker symbol "EOSE". In connection with the business combination, BRPM II has filed a definitive proxy statement with the United States Securities and Exchange Commission ("SEC"). BRPM II stockholders and other interested persons are advised to read the definitive proxy statement in connection with BRPM II's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the Business Combination, because the proxy statement contains important information about BRPM II, Eos and the Business Combination. This material is not a substitute for the definitive proxy statement regarding the Business Combination. Investors and securityholders are urged to read the definitive proxy statement and any other relevant documents that are filed with the SEC carefully and in their entirety because they contain important information about BRPM II, Eos and the Business Combination. The definitive proxy statement was mailed to BRPM II stockholders of record as of October 22, 2020, the record date established for voting on the Business Combination. Stockholders may obtain copies of the definitive proxy statement without charge at the SEC's website at www.sec.gov. Copies of the documents filed with the SEC by BRPM II when and if available, can be obtained free of charge by directing a written request to B. Riley Principal Merger Corp. II, 299 Park Avenue, 21st Floor, New York, New York 10171 or by telephone at (212) 457-3300.

Participants in the Solicitation
BRPM II and its directors and executive officers may be deemed participants in the solicitations of proxies from BRPM II's stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in BRPM II is contained in the definitive proxy statement. Eos and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of BRPM II in connection with the Business Combination.

Forward-Looking Statements and Investment Considerations
This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. BRPM II's and Eos's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, BRPM II's and Eos's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.
Factors that may cause such differences include, but are not limited to: (1) the inability of BRPM II to complete the Business Combination; (2) matters discovered by BRPM II or Eos as they complete their respective due diligence investigations of each other; (3) the outcome of any legal proceedings that may be instituted against BRPM II or Eos following announcement of the Business Combination; (4) the risk that the announcement or consummation of the Business Combination disrupts current plans and operations; (5) the inability to recognize the anticipated benefits of the Business Combination; (6) costs related to the Business Combination; (7) changes in the applicable laws or regulations; and (8) other risks and uncertainties indicated from time to time in BRPM II's filings with the SEC. BRPM II cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BRPM II nor Eos undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data
In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Eos competes and other industry data. We obtained this information and statistics from third party sources, including reports by market research firms and company filings.

No Offer or Solicitation
This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Use of Projections
This presentation also contains certain financial forecasts of Eos, which were prepared in good faith on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with GAAP. Neither BRPM II's nor Eos's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Eos's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Eos Commercial Pipeline

Pipeline Evolution ($B)


+70%
2.4
1.4
June 2020
Current

Gwh	8.0	14.5	81%
# Customers	58	74	28%
# of Projects	97	104	7%

1. Market shifting to longer duration (4+ hours) storage
   - Solar plus storage is a rapidly growing segment
   - Eos product specifically built to serve solar “firming capacity”

2. Improved pipeline quality
   - Organically grown through investor network, past working relationships, in bound calls & active deployment performance
   - All projects pre-qualified with a technical customer use case

3. Building strong commercial team
   - From 2 to 8 people in 4 months
   - US focused today...Global post-merger

4. Deliver financial results
   - Closed $2.5M orders in last 30...targeting $30M in next 60 days
   - Signed $0.6B commitments post merger announcement … $45M ‘21 revenue[1] & $262M ‘22 revenue[2]

Current pipeline is ~8X revenue target of $310MM in next 24 months

(1) 2021 revenue of $50.3 million in definitive proxy statement filed with SEC on October 23, 2020 was based on forecasted commitments.
(2) 2022 revenue of $268.6 million in definitive proxy statement filed with SEC on October 23, 2020 was based on forecasted commitments.

14.5 GWh Actively Managed Orders & Pipeline

130+ potential clients engaged addressing short-term and medium-term priorities

1



BTM Industrial Optimization 11%
BTM Indoor Urban 1%
FTM Location Capacity 35%
Addressable Market
FTM Renewable Integration 53%

2



Other 9%
Europe 6%
India 7%
Geographic Distribution
USA 78%

3



Other 3.7%
10-50 MW…
400-500 MWh 5.4%
300-400 MWh 2.2%
Project Sizing
500-750 MWh 23.3%
100-200 MWh 7.8%
750-1000 MWh 11.4%
>1 GWh 11.4%

4



Orders / LOI 10%
Technical Exchange 27%
Firm Quote 21%
Pipeline Stages
Non-Binding Quote 42%

5



2023 5%
2020 6%
2021 37%
Delivery Date
2022 52%

Present Focus

- US centric focus on capture evolving secular trends
- Addressed Direct channel (FTM), large projects focused on longer delivery horizon
- Successfully delivered 3GWh signed LOIs and commitments

2021+

- Extend FTM relationships to deliver "follow-on" orders
- Focused on building BTM urban storage strategy
- Expand global presence

Note: Pipeline data as of August 2020.

Deal execution cycle

Indicative timeline from initial engagement to close & total client segregation by project stage

1 mo. – 2 mo. | 2 mo. – 3 mo. | 1 mo. – 3 mo. | 2 mo. – 3 mo.

	Lead Generation	Technical Exchange	Non-Binding Quote	Firm Quote	Booked Order
EOS	• Trade Shows • Marketing Campaigns • Technical Presentations • Media Reach	• Clear Project Requirements • Use Case Analysis • Gather Customer specs • Define Project Requirements	• Technical Configurations • Commercial Terms • Condition Precedents • Economic Models • Define Eos Value Proposition	• Finalize Commercial terms • Contract negotiation • Letter of Intent	• Finalize contract • Fulfill CPs Requirements • Initiate production
Customer	• Feasibility Study • Project Plan • Monitor Regulations • Networking	• Land Rights • Interconnection Proposals • PPA discussions	• Technical suitability • Review competitive offers	• Any pending PPA/ • Financing/Approvals	• Formal Project Kick-off • Turn-key scope defined
	$2.9B 16GWh	$2.2B[1] 12GWh	$1.7B 9GWh	$310M 1.6GWh	$2.6M 10MWh

Eos. Positively ingenious.

(1) Does not include >2022 opportunities when compared to total pipeline on page 3

Material opportunities in focus

Customer LOI conversion to Revenue

Target Close	Revenue ($M)	MWh	2021 Revenue	2022 Revenue	2023 Revenue	Catalyst to Close
Oct 2020	$1.0	0.5				Contract Approval
Nov 2020	$38.8	200		$38.8		Signed PPA
Nov 2020	$1.2	4	$1.2			Signed PPA
Dec 2020	$15.5	80	$15.5			Finalized Financing
Dec 2020	$5.8	20	$5.8			Signed PPA
Dec 2020	$0.1	0.5	$0.1			Signed PPA
May 2021	$31.0	160		$31.0		Signed PPA
May 2021	$87.5	500			$87.5	Signed PPA/Interconnection
June 2021	$193.8	1000		$193.8		Interconnection
June 2021	$11.5	50	$11.5			Signed PPA/Interconnection
June 2021	$11.5	50	$11.5			Signed PPA/Interconnection
Total	**$397.7**	**2,066**	**$45.6**	**$263.6**	**$87.5**	

2021 Key Opportunities

	2021 Revenue	MWh	Catalyst to Close
Focus Next 60 Days	$18.0	80.0	PPA Amendment
	$4.9	25.0	Investor Approval
	$4.6	18.0	Signed PPA
	$4.4	12.0	Technical Selection
	$3.3	7.2	Management Review
	$2.8	6.0	Technical Selection
	$1.2	4.0	Signed PPA
	$1.0	4.0	Technical Selection
	$1.0	8.0	Technical Selection
	$0.4	1.0	Management Review
Total	**$41.6**	**165.2**	
1H 2021	$57.2	320.0	Signed PPA
	$25.0	99.0	Technical Selection
	$19.8	120.0	Signed PPA
	$4.4	16.0	Technical Selection
	$1.9	8.0	Management Review
	$1.6	8.0	Technical Selection
Total	**$109.9**	**571.0**	
Grand Total	**$151.5**	**736.2**	

Focused pipeline to deliver 2021 and 2022 Revenue targets

Eos Energy Storage

Commercial Pipeline

October 2020

Eos. Positively ingenious.